RenaissanceRe Holdings Ltd.
Financial Supplement
June 30, 2019

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President, Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Vice President, Marketing & Communications
T: +1 441 239 4932

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
On March 22, 2019, the Company's wholly owned subsidiary RenaissanceRe Specialty Holdings (UK) Limited completed its previously announced purchase of all the share capital of Tokio Millennium Re AG (now known as RenaissanceRe Europe AG), Tokio Millennium Re (UK) Limited (now known as RenaissanceRe (UK) Limited) and their subsidiaries (collectively, the “TMR Group Entities”) (the “TMR Stock Purchase”). The Company accounted for the acquisition of the TMR Group Entities under the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic Business Combinations. The operating activities of the TMR Group Entities from the acquisition date, March 22, 2019, through March 31, 2019 were not material and, as a result, were not included in the Company's consolidated statements of operations for the three months ended March 31, 2019. The operating activities of the TMR Group Entities from the acquisition date, March 22, 2019, through June 30, 2019 are included in the Company's consolidated statements of operations for the three and six months ended June 30, 2019. At June 30, 2019 and March 31, 2019, the Company's consolidated balance sheet reflects the combined entities.
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “tangible book value per common share”, “tangible book value per common share plus accumulated dividends" and "retained fixed maturity and short term investments, at fair value." A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 19 through 22 for Comments on Regulation G.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended					Six months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Highlights
Gross premiums written	$1,476,908	$1,564,295	$547,755	$625,677	$977,343	$3,041,203	$2,136,995
Underwriting income (loss)	$170,833	$154,109	$(82,349)	$(29,015)	$226,623	$324,942	$356,219

Net investment income	$115,832	$81,462	$53,338	$80,696	$71,356	$197,294	$127,832
Net realized and unrealized gains (losses) on investments	194,003	170,645	(88,654)	13,630	(17,901)	364,648	(100,045)
Total investment result	$309,835	$252,107	$(35,316)	$94,326	$53,455	$561,942	$27,787

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$367,854	$273,717	$(83,906)	$32,681	$191,788	$641,571	$248,501
Operating income available to RenaissanceRe common shareholders (1)	$212,572	$154,360	$4,797	$17,846	$204,292	$366,932	$326,385

Total investments	$16,388,316	$14,852,848	$11,885,747	$11,545,691	$10,710,660	$16,388,316	$10,710,660
Total assets	$26,086,961	$24,559,600	$18,676,196	$17,096,394	$17,023,378	$26,086,961	$17,023,378
Reserve for claims and claim expenses	$8,484,848	$8,391,484	$6,076,271	$4,952,498	$4,702,345	$8,484,848	$4,702,345
Total shareholders' equity attributable to RenaissanceRe	$5,912,842	$5,554,033	$5,045,080	$4,886,521	$4,860,061	$5,912,842	$4,860,061

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$8.35	$6.43	$(2.10)	$0.82	$4.78	$14.81	$6.21
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$4.78	$3.60	$0.11	$0.45	$5.10	$8.39	$8.18
Book value per common share	$119.17	$111.05	$104.13	$105.21	$104.56	$119.17	$104.56
Tangible book value per common share (1)	$112.57	$104.39	$97.85	$98.58	$97.87	$112.57	$97.87
Tangible book value per common share plus accumulated dividends (1)	$132.57	$124.05	$117.17	$117.57	$116.53	$132.57	$116.53
Change in tangible book value per common share plus change in accumulated dividends (1)	8.2%	7.0%	(0.4)%	1.1%	4.9%	15.7%	5.7%

Financial ratios
Combined ratio	81.3%	72.0%	114.3%	105.5%	47.2%	77.8%	59.0%
Return on average common equity - annualized	28.9%	23.5%	(7.8)%	3.1%	18.6%	26.4%	12.2%
Operating return on average common equity - annualized (1)	16.7%	13.3%	0.4%	1.7%	19.8%	15.1%	16.0%
Total investment return - annualized	8.0%	8.0%	(1.2)%	3.3%	2.0%	7.3%	0.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended					Six months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Revenues
Gross premiums written	$1,476,908	$1,564,295	$547,755	$625,677	$977,343	$3,041,203	$2,136,995
Net premiums written	$1,022,965	$929,031	$411,094	$453,255	$604,509	$1,951,996	$1,267,553
(Increase) decrease in unearned premiums	(111,463)	(379,003)	163,519	78,594	(175,124)	(490,466)	(397,886)
Net premiums earned	911,502	550,028	574,613	531,849	429,385	1,461,530	869,667
Net investment income	115,832	81,462	53,338	80,696	71,356	197,294	127,832
Net foreign exchange gains (losses)	9,309	(2,846)	(932)	(4,566)	(10,687)	6,463	(6,930)
Equity in earnings of other ventures	6,812	4,661	4,143	7,648	5,826	11,473	6,683
Other income (loss)	922	3,171	5,489	497	1,225	4,093	(17)
Net realized and unrealized gains (losses) on investments	194,003	170,645	(88,654)	13,630	(17,901)	364,648	(100,045)
Total revenues	1,238,380	807,121	547,997	629,754	479,204	2,045,501	897,190
Expenses
Net claims and claim expenses incurred	453,373	227,035	477,638	410,510	60,167	680,408	231,870
Acquisition expenses	227,482	123,951	120,465	109,761	105,052	351,433	202,763
Operational expenses	59,814	44,933	58,859	40,593	37,543	104,747	78,815
Corporate expenses	23,847	38,789	12,108	6,841	8,301	62,636	15,034
Interest expense	15,534	11,754	11,765	11,769	11,768	27,288	23,535
Total expenses	780,050	446,462	680,835	579,474	222,831	1,226,512	552,017
Income (loss) before taxes	458,330	360,659	(132,838)	50,280	256,373	818,989	345,173
Income tax (expense) benefit	(9,475)	(7,531)	8,852	(1,451)	(4,506)	(17,006)	(1,099)
Net income (loss)	448,855	353,128	(123,986)	48,829	251,867	801,983	344,074
Net (income) loss attributable to noncontrolling interests	(71,812)	(70,222)	49,269	(6,440)	(54,483)	(142,034)	(84,382)
Net income (loss) attributable to RenaissanceRe	377,043	282,906	(74,717)	42,389	197,384	659,949	259,692
Dividends on preference shares	(9,189)	(9,189)	(9,189)	(9,708)	(5,596)	(18,378)	(11,191)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$367,854	$273,717	$(83,906)	$32,681	$191,788	$641,571	$248,501

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$8.36	$6.43	$(2.10)	$0.82	$4.78	$14.82	$6.21
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$8.35	$6.43	$(2.10)	$0.82	$4.78	$14.81	$6.21
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$4.78	$3.60	$0.11	$0.45	$5.10	$8.39	$8.18

Return on average common equity - annualized	28.9%	23.5%	(7.8)%	3.1%	18.6%	26.4%	12.2%
Operating return on average common equity - annualized (1)	16.7%	13.3%	0.4%	1.7%	19.8%	15.1%	16.0%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended June 30, 2019
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$839,200	$637,708	$—	$1,476,908
Net premiums written	$544,115	$478,850	$—	$1,022,965
Net premiums earned	$425,013	$486,489	$—	$911,502
Net claims and claim expenses incurred	146,874	306,501	(2)	453,373
Acquisition expenses	89,711	137,963	(192)	227,482
Operational expenses	36,764	23,016	34	59,814
Underwriting income (loss)	$151,664	$19,009	$160	$170,833

Net claims and claim expenses incurred - current accident year	$136,111	$317,029	$—	$453,140
Net claims and claim expenses incurred - prior accident years	10,763	(10,528)	(2)	233
Net claims and claim expenses incurred - total	$146,874	$306,501	$(2)	$453,373

Net claims and claim expense ratio - current accident year	32.0%	65.2%		49.7%
Net claims and claim expense ratio - prior accident years	2.6%	(2.2)%		—%
Net claims and claim expense ratio - calendar year	34.6%	63.0%		49.7%
Underwriting expense ratio	29.7%	33.1%		31.6%
Combined ratio	64.3%	96.1%		81.3%

	Three months ended June 30, 2018
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$552,627	$424,716	$—	$977,343
Net premiums written	$297,832	$306,677	$—	$604,509
Net premiums earned	$204,138	$225,247	$—	$429,385
Net claims and claim expenses incurred	(74,269)	134,524	(88)	60,167
Acquisition expenses	40,850	64,201	1	105,052
Operational expenses	23,810	13,552	181	37,543
Underwriting income (loss)	$213,747	$12,970	$(94)	$226,623

Net claims and claim expenses incurred - current accident year	$68,876	$147,520	$—	$216,396
Net claims and claim expenses incurred - prior accident years	(143,145)	(12,996)	(88)	(156,229)
Net claims and claim expenses incurred - total	$(74,269)	$134,524	$(88)	$60,167

Net claims and claim expense ratio - current accident year	33.7%	65.5%		50.4%
Net claims and claim expense ratio - prior accident years	(70.1)%	(5.8)%		(36.4)%
Net claims and claim expense ratio - calendar year	(36.4)%	59.7%		14.0%
Underwriting expense ratio	31.7%	34.5%		33.2%
Combined ratio	(4.7)%	94.2%		47.2%

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Six months ended June 30, 2019
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,871,584	$1,169,619	$—	$3,041,203
Net premiums written	$1,108,345	$843,651	$—	$1,951,996
Net premiums earned	$715,758	$745,772	$—	$1,461,530
Net claims and claim expenses incurred	202,957	477,434	17	680,408
Acquisition expenses	143,450	208,175	(192)	351,433
Operational expenses	65,308	39,405	34	104,747
Underwriting income (loss)	$304,043	$20,758	$141	$324,942

Net claims and claim expenses incurred - current accident year	$190,317	$494,164	$—	$684,481
Net claims and claim expenses incurred - prior accident years	12,640	(16,730)	17	(4,073)
Net claims and claim expenses incurred - total	$202,957	$477,434	$17	$680,408

Net claims and claim expense ratio - current accident year	26.6%	66.3%		46.8%
Net claims and claim expense ratio - prior accident years	1.8%	(2.3)%		(0.2)%
Net claims and claim expense ratio - calendar year	28.4%	64.0%		46.6%
Underwriting expense ratio	29.1%	33.2%		31.2%
Combined ratio	57.5%	97.2%		77.8%

	Six months ended June 30, 2018
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,259,595	$877,400	$—	$2,136,995
Net premiums written	$651,909	$615,644	$—	$1,267,553
Net premiums earned	$429,187	$440,480	$—	$869,667
Net claims and claim expenses incurred	(43,662)	275,602	(70)	231,870
Acquisition expenses	81,571	121,191	1	202,763
Operational expenses	50,356	28,145	314	78,815
Underwriting income (loss)	$340,922	$15,542	$(245)	$356,219

Net claims and claim expenses incurred - current accident year	$127,045	$292,389	$—	$419,434
Net claims and claim expenses incurred - prior accident years	(170,707)	(16,787)	(70)	(187,564)
Net claims and claim expenses incurred - total	$(43,662)	$275,602	$(70)	$231,870

Net claims and claim expense ratio - current accident year	29.6%	66.4%		48.2%
Net claims and claim expense ratio - prior accident years	(39.8)%	(3.8)%		(21.5)%
Net claims and claim expense ratio - calendar year	(10.2)%	62.6%		26.7%
Underwriting expense ratio	30.8%	33.9%		32.3%
Combined ratio	20.6%	96.5%		59.0%

4

RenaissanceRe Holdings Ltd.
Segment Underwriting Results

	Three months ended
Property Segment	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Gross premiums written	$839,200	$1,032,384	$199,918	$301,413	$552,627
Net premiums written	$544,115	$564,230	$170,647	$232,632	$297,832
Net premiums earned	$425,013	$290,745	$328,585	$293,059	$204,138
Net claims and claim expenses incurred	146,874	56,083	275,700	265,857	(74,269)
Acquisition expenses	89,711	53,739	50,817	45,524	40,850
Operational expenses	36,764	28,544	37,021	25,577	23,810
Underwriting income (loss)	$151,664	$152,379	$(34,953)	$(43,899)	$213,747

Net claims and claim expenses incurred - current accident year	$136,111	$54,206	$324,118	$268,022	$68,876
Net claims and claim expenses incurred - prior accident years	10,763	1,877	(48,418)	(2,165)	(143,145)
Net claims and claim expenses incurred - total	$146,874	$56,083	$275,700	$265,857	$(74,269)

Net claims and claim expense ratio - current accident year	32.0%	18.6%	98.6%	91.5%	33.7%
Net claims and claim expense ratio - prior accident years	2.6%	0.7%	(14.7)%	(0.8)%	(70.1)%
Net claims and claim expense ratio - calendar year	34.6%	19.3%	83.9%	90.7%	(36.4)%
Underwriting expense ratio	29.7%	28.3%	26.7%	24.3%	31.7%
Combined ratio	64.3%	47.6%	110.6%	115.0%	(4.7)%

	Three months ended
Casualty and Specialty Segment	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Gross premiums written	$637,708	$531,911	$347,837	$324,264	$424,716
Net premiums written	$478,850	$364,801	$240,447	$220,623	$306,677
Net premiums earned	$486,489	$259,283	$246,027	$238,791	$225,247
Net claims and claim expenses incurred	306,501	170,933	202,047	144,671	134,524
Acquisition expenses	137,963	70,212	69,650	64,238	64,201
Operational expenses	23,016	16,389	21,762	14,976	13,552
Underwriting income (loss)	$19,009	$1,749	$(47,432)	$14,906	$12,970

Net claims and claim expenses incurred - current accident year	$317,029	$177,135	$227,289	$151,904	$147,520
Net claims and claim expenses incurred - prior accident years	(10,528)	(6,202)	(25,242)	(7,233)	(12,996)
Net claims and claim expenses incurred - total	$306,501	$170,933	$202,047	$144,671	$134,524

Net claims and claim expense ratio - current accident year	65.2%	68.3%	92.4%	63.6%	65.5%
Net claims and claim expense ratio - prior accident years	(2.2)%	(2.4)%	(10.3)%	(3.0)%	(5.8)%
Net claims and claim expense ratio - calendar year	63.0%	65.9%	82.1%	60.6%	59.7%
Underwriting expense ratio	33.1%	33.4%	37.2%	33.2%	34.5%
Combined ratio	96.1%	99.3%	119.3%	93.8%	94.2%

5

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended					Six months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Revenues
Gross premiums written	$206,052	$186,114	$33,940	$53,328	$159,864	$392,166	$299,528
Net premiums written	$165,394	$167,919	$26,108	$50,994	$123,074	$333,313	$240,070
(Increase) decrease in unearned premiums	(78,769)	(89,594)	72,709	39,717	(68,497)	(168,363)	(121,120)
Net premiums earned	86,625	78,325	98,817	90,711	54,577	164,950	118,950
Net investment income	13,597	12,823	13,543	12,327	11,111	26,420	21,189
Net foreign exchange (losses) gains	(936)	(256)	(244)	131	50	(1,192)	555
Other income	139	205	209	210	69	344	70
Net realized and unrealized gains (losses) on investments	20,914	22,435	427	(3,517)	(6,853)	43,349	(23,685)
Total revenues	120,339	113,532	112,752	99,862	58,954	233,871	117,079
Expenses
Net claims and claim expenses incurred	10,986	3,663	169,716	72,818	(39,479)	14,649	(34,887)
Acquisition expenses	21,211	16,966	(2,591)	9,284	22,616	38,177	38,623
Operational and corporate expenses	9,777	10,650	4,490	11,560	8,721	20,427	17,130
Interest expense	1,858	1,858	1,859	1,859	1,858	3,716	3,716
Total expenses	43,832	33,137	173,474	95,521	(6,284)	76,969	24,582
Income (loss) before taxes	76,507	80,395	(60,722)	4,341	65,238	156,902	92,497
Income tax benefit (expense)	243	(142)	21	448	(747)	101	(1,115)
Net income (loss) available (attributable) to DaVinciRe common shareholders	$76,750	$80,253	$(60,701)	$4,789	$64,491	$157,003	$91,382

Net claims and claim expenses incurred - current accident year	$5,623	$10,300	$206,323	$74,632	$9,867	$15,923	$17,810
Net claims and claim expenses incurred - prior accident years	5,363	(6,637)	(36,607)	(1,814)	(49,346)	(1,274)	(52,697)
Net claims and claim expenses incurred - total	$10,986	$3,663	$169,716	$72,818	$(39,479)	$14,649	$(34,887)

Net claims and claim expense ratio - current accident year	6.5%	13.2%	208.8%	82.3%	18.1%	9.7%	15.0%
Net claims and claim expense ratio - prior accident years	6.2%	(8.5)%	(37.1)%	(2.0)%	(90.4)%	(0.8)%	(44.3)%
Net claims and claim expense ratio - calendar year	12.7%	4.7%	171.7%	80.3%	(72.3)%	8.9%	(29.3)%
Underwriting expense ratio	35.8%	35.2%	2.0%	23.0%	57.4%	35.5%	46.8%
Combined ratio	48.5%	39.9%	173.7%	103.3%	(14.9)%	44.4%	17.5%

6

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Assets
Fixed maturity investments trading, at fair value	$10,479,666	$9,473,160	$8,088,870	$7,814,779	$7,420,778
Short term investments, at fair value	4,579,171	4,012,815	2,586,520	2,461,415	2,031,943
Equity investments trading, at fair value	273,646	389,937	310,252	413,271	432,804
Other investments, at fair value	955,437	878,373	784,933	738,919	713,200
Investments in other ventures, under equity method	100,396	98,563	115,172	117,307	111,935
Total investments	16,388,316	14,852,848	11,885,747	11,545,691	10,710,660
Cash and cash equivalents	670,626	1,021,275	1,107,922	453,041	548,472
Premiums receivable	3,140,688	2,753,098	1,537,188	1,787,095	1,959,647
Prepaid reinsurance premiums	1,158,534	1,086,027	616,185	795,496	925,501
Reinsurance recoverable	2,865,150	2,908,343	2,372,221	1,204,059	1,454,991
Accrued investment income	76,949	64,615	51,311	46,690	44,810
Deferred acquisition costs and value of business acquired	780,756	841,528	476,661	497,733	511,155
Receivable for investments sold	395,787	411,172	256,416	406,062	505,907
Other assets	344,938	353,543	135,127	121,724	122,048
Goodwill and other intangibles	265,217	267,151	237,418	238,803	240,187
Total assets	$26,086,961	$24,559,600	$18,676,196	$17,096,394	$17,023,378
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$8,484,848	$8,391,484	$6,076,271	$4,952,498	$4,702,345
Unearned premiums	3,362,520	3,188,678	1,716,021	2,058,851	2,267,450
Debt	1,382,890	1,191,499	991,127	990,749	990,371
Reinsurance balances payable	3,280,048	3,009,492	1,902,056	1,970,913	2,085,034
Payable for investments purchased	554,696	679,596	380,332	555,556	490,589
Other liabilities	396,651	435,418	513,609	147,328	134,100
Total liabilities	17,461,653	16,896,167	11,579,416	10,675,895	10,669,889
Redeemable noncontrolling interest	2,712,466	2,109,400	2,051,700	1,533,978	1,493,428
Shareholders' Equity
Preference shares	650,000	650,000	650,000	650,000	650,000
Common shares	44,162	44,159	42,207	40,266	40,263
Additional paid-in capital	552,210	543,889	296,099	42,395	35,094
Accumulated other comprehensive loss	(3,869)	(1,470)	(1,433)	(1,483)	(1,101)
Retained earnings	4,670,339	4,317,455	4,058,207	4,155,343	4,135,805
Total shareholders' equity attributable to RenaissanceRe	5,912,842	5,554,033	5,045,080	4,886,521	4,860,061
Total liabilities, noncontrolling interests and shareholders' equity	$26,086,961	$24,559,600	$18,676,196	$17,096,394	$17,023,378

Book value per common share	$119.17	$111.05	$104.13	$105.21	$104.56

7

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

Type of Investment	June 30, 2019		March 31, 2019		December 31, 2018		September 30, 2018		June 30, 2018
U.S. treasuries	$3,961,306	24.2%	$3,097,089	20.9%	$3,331,411	28.0%	$3,117,911	27.0%	$2,968,855	27.7%
Agencies	334,923	2.0%	182,904	1.2%	174,883	1.5%	143,980	1.2%	55,199	0.5%
Municipal	2,859	—%	256,967	1.7%	6,854	0.1%	7,061	0.1%	6,164	0.1%
Non-U.S. government	370,505	2.3%	687,021	4.6%	279,818	2.4%	254,169	2.2%	298,811	2.8%
Non-U.S. government-backed corporate	207,668	1.3%	286,331	1.9%	160,063	1.3%	137,512	1.2%	185,640	1.7%
Corporate	3,268,511	19.9%	2,971,018	20.0%	2,450,244	20.6%	2,448,795	21.2%	2,280,080	21.3%
Agency mortgage-backed	1,167,735	7.1%	955,616	6.4%	817,880	6.8%	836,376	7.2%	762,077	7.1%
Non-agency mortgage-backed	266,963	1.6%	272,880	1.8%	278,680	2.4%	289,649	2.5%	300,311	2.8%
Commercial mortgage-backed	374,584	2.3%	245,323	1.7%	282,294	2.4%	257,434	2.2%	248,590	2.3%
Asset-backed	524,612	3.2%	518,011	3.5%	306,743	2.6%	321,892	2.9%	315,051	3.0%
Total fixed maturity investments, at fair value	10,479,666	63.9%	9,473,160	63.7%	8,088,870	68.1%	7,814,779	67.7%	7,420,778	69.3%
Short term investments, at fair value	4,579,171	28.0%	4,012,815	27.1%	2,586,520	21.8%	2,461,415	21.3%	2,031,943	19.0%
Total consolidated fixed maturity and short term investments, at fair value	15,058,837	91.9%	13,485,975	90.8%	10,675,390	89.9%	10,276,194	89.0%	9,452,721	88.3%
Equity investments trading, at fair value	273,646	1.7%	389,937	2.6%	310,252	2.6%	413,271	3.6%	432,804	4.1%
Other investments, at fair value	955,437	5.8%	878,373	5.9%	784,933	6.5%	738,919	6.4%	713,200	6.6%
Total managed investment portfolio	16,287,920	99.4%	14,754,285	99.3%	11,770,575	99.0%	11,428,384	99.0%	10,598,725	99.0%
Investments in other ventures, under equity method	100,396	0.6%	98,563	0.7%	115,172	1.0%	117,307	1.0%	111,935	1.0%
Total investments	$16,388,316	100.0%	$14,852,848	100.0%	$11,885,747	100.0%	$11,545,691	100.0%	$10,710,660	100.0%

Managed fixed maturity and short term investments portfolio (1)
Total consolidated fixed maturity and short term investments, at fair value	$15,058,837		$13,485,975		$10,675,390		$10,276,194		$9,452,721
Weighted average yield to maturity of fixed maturity and short term investments	2.4%		2.7%		3.2%		3.1%		3.0%
Average duration of fixed maturities and short term investments	2.7		2.5		2.1		2.0		2.2
Retained fixed maturity and short term investments portfolio (2)
Retained fixed maturity and short term investments, at fair value	$10,787,618		$9,811,977		$7,647,460		$7,600,044		$7,056,577
Weighted average yield to maturity of retained fixed maturity and short term investments	2.5%		2.8%		3.4%		3.3%		3.1%
Average duration of retained fixed maturities and short term investments	3.1		3.0		2.3		2.4		2.3

(1)	Includes total consolidated fixed maturity and short term investments, at fair value, as presented on the Company's consolidated balance sheets.

(2)
Includes total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

8

RenaissanceRe Holdings Ltd.
Investment Portfolio - Fixed Maturity Investments

Credit Quality of Fixed Maturity Investments	June 30, 2019		March 31, 2019		December 31, 2018		September 30, 2018		June 30, 2018
AAA	$1,121,450	10.7%	$1,221,347	12.9%	$769,757	9.5%	$732,294	9.4%	$792,956	10.7%
AA	6,073,777	58.0%	5,302,980	56.0%	4,745,307	58.7%	4,496,120	57.5%	4,181,431	56.3%
A	1,548,705	14.8%	1,385,193	14.6%	928,205	11.5%	880,744	11.3%	853,862	11.5%
BBB	898,740	8.6%	758,720	8.0%	658,825	8.1%	631,290	8.1%	516,911	7.0%
Non-investment grade and not rated	836,994	7.9%	804,920	8.5%	986,776	12.2%	1,074,331	13.7%	1,075,618	14.5%
Total fixed maturity investments, at fair value	$10,479,666	100.0%	$9,473,160	100.0%	$8,088,870	100.0%	$7,814,779	100.0%	$7,420,778	100.0%

Maturity Profile of Fixed Maturity Investments
Due in less than one year	$616,578	5.9%	$744,030	7.8%	$507,728	6.3%	$301,817	3.9%	$383,353	5.2%
Due after one through five years	5,176,183	49.4%	5,301,425	56.0%	4,762,712	58.9%	4,694,059	60.0%	4,421,536	59.5%
Due after five through ten years	1,896,176	18.1%	1,154,682	12.2%	1,056,087	13.1%	1,020,157	13.1%	904,070	12.2%
Due after ten years	456,835	4.3%	281,193	3.0%	76,746	0.9%	93,395	1.2%	85,790	1.2%
Mortgage-backed securities	1,809,282	17.3%	1,473,819	15.5%	1,378,854	17.0%	1,383,459	17.7%	1,310,978	17.7%
Asset-backed securities	524,612	5.0%	518,011	5.5%	306,743	3.8%	321,892	4.1%	315,051	4.2%
Total fixed maturity investments, at fair value	$10,479,666	100.0%	$9,473,160	100.0%	$8,088,870	100.0%	$7,814,779	100.0%	$7,420,778	100.0%

9

RenaissanceRe Holdings Ltd.
Investment Portfolio - Weighted Average Yield to Maturity and Credit Rating
					Credit Rating (1)
June 30, 2019	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$4,579,171	$4,579,171	28.0%	2.0%	$4,141,032	$397,502	$37,452	$2,116	$54	$1,015
		100.0%			90.5%	8.7%	0.8%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	3,893,091	3,961,306	24.2%	1.8%	—	3,961,306	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	73,424	73,477	0.4%	2.5%	—	73,477	—	—	—	—
Other agencies	260,038	261,446	1.6%	2.2%	—	261,446	—	—	—	—
Total agencies	333,462	334,923	2.0%	2.3%	—	334,923	—	—	—	—
Municipal	2,833	2,859	—%	3.2%	1,049	—	1,810	—	—	—
Non-U.S. government	367,741	370,505	2.3%	2.0%	287,902	65,615	14,515	—	2,473	—
Non-U.S. government-backed corporate	205,454	207,668	1.3%	2.2%	66,745	108,778	31,466	—	679	—
Corporate	3,211,859	3,268,511	19.9%	3.2%	42,595	278,028	1,494,584	847,407	592,849	13,048
Mortgage-backed
Residential mortgage-backed
Agency securities	1,152,496	1,167,735	7.1%	2.9%	—	1,167,735	—	—	—	—
Non-agency securities - Alt A	205,524	217,303	1.3%	4.1%	9,673	7,461	3,246	8,693	152,027	36,203
Non-agency securities - Prime	47,206	49,660	0.3%	3.6%	7,097	2,693	1,396	629	21,273	16,572
Total residential mortgage-backed	1,405,226	1,434,698	8.7%	3.1%	16,770	1,177,889	4,642	9,322	173,300	52,775
Commercial mortgage-backed	379,883	374,584	2.3%	2.8%	297,036	64,231	887	10,918	1,512	—
Total mortgage-backed	1,785,109	1,809,282	11.0%	3.0%	313,806	1,242,120	5,529	20,240	174,812	52,775
Asset-backed
Collateralized loan obligations	484,107	483,404	2.9%	3.7%	371,189	82,758	—	29,457	—	—
Credit cards	10,189	10,366	0.1%	2.2%	10,366	—	—	—	—	—
Auto loans	14,188	14,417	0.1%	2.3%	14,417	—	—	—	—	—
Other	16,285	16,425	0.1%	2.9%	13,381	249	801	1,636	—	358
Total asset-backed	524,769	524,612	3.2%	3.6%	409,353	83,007	801	31,093	—	358
Total securitized assets	2,309,878	2,333,894	14.2%	3.1%	723,159	1,325,127	6,330	51,333	174,812	53,133
Total fixed maturity investments	10,324,318	10,479,666	63.9%	2.6%	1,121,450	6,073,777	1,548,705	898,740	770,813	66,181
		100.0%			10.7%	58.0%	14.8%	8.6%	7.3%	0.6%
Weighted average yield to maturity of fixed maturity and short term investments				2.4%
Equity investments trading		273,646	1.7%		—	—	—	—	—	273,646
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		652,668	4.0%		—	—	—	—	652,668	—
Private equity investments		270,246	1.6%		—	—	—	—	—	270,246
Senior secured bank loan funds		20,591	0.1%		—	—	—	—	—	20,591
Hedge funds		11,932	0.1%		—	—	—	—	—	11,932
Total other investments		955,437	5.8%		—	—	—	—	652,668	302,769
		100.0%			—%	—%	—%	—%	68.3%	31.7%
Investments in other ventures		100,396	0.6%		—	—	—	—	—	100,396
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$16,388,316	100.0%		$5,262,482	$6,471,279	$1,586,157	$900,856	$1,423,535	$744,007
		100.0%			32.1%	39.5%	9.7%	5.5%	8.7%	4.5%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

10

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Six months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Fixed maturity investments	$88,106	$61,483	$60,189	$55,725	$50,416	$149,589	$96,059
Short term investments	17,807	11,844	11,231	9,403	7,633	29,651	12,937
Equity investments trading	916	1,027	1,383	903	1,490	1,943	2,188
Other investments
Private equity investments	10,309	2,454	(11,672)	8,723	3,860	12,763	3,426
Other	630	7,245	(4,871)	8,665	10,658	7,875	18,681
Cash and cash equivalents	2,306	1,517	1,102	1,104	1,039	3,823	1,604
	120,074	85,570	57,362	84,523	75,096	205,644	134,895
Investment expenses	(4,242)	(4,108)	(4,024)	(3,827)	(3,740)	(8,350)	(7,063)
Net investment income	115,832	81,462	53,338	80,696	71,356	197,294	127,832

Gross realized gains	28,512	24,373	6,339	5,229	5,133	52,885	9,716
Gross realized losses	(7,217)	(22,943)	(23,399)	(15,327)	(26,519)	(30,160)	(52,372)
Net realized gains (losses) on fixed maturity investments	21,295	1,430	(17,060)	(10,098)	(21,386)	22,725	(42,656)
Net unrealized gains (losses) on fixed maturity investments trading	121,991	103,922	16,212	(8,730)	(9,420)	225,913	(64,792)
Net realized and unrealized gains (losses) on investments-related derivatives	37,173	13,796	(8,021)	2,563	1,038	50,969	(3,326)
Net realized gains (losses) on equity investments trading	31,899	(1,161)	5,898	21,259	348	30,738	582
Net unrealized (losses) gains on equity investments trading	(18,355)	52,658	(85,683)	8,636	11,519	34,303	10,147
Net realized and unrealized gains (losses) on investments	194,003	170,645	(88,654)	13,630	(17,901)	364,648	(100,045)
Total investment result	$309,835	$252,107	$(35,316)	$94,326	$53,455	$561,942	$27,787

Total investment return - annualized	8.0%	8.0%	(1.2)%	3.3%	2.0%	7.3%	0.5%

11

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2019
Property	$1,191,810	$1,635,595	$791,628	$3,619,033
Casualty and Specialty	1,450,805	128,701	3,280,133	4,859,639
Other	3,010	—	3,166	6,176
Total	$2,645,625	$1,764,296	$4,074,927	$8,484,848

March 31, 2019
Property	$1,243,455	$1,598,283	$844,681	$3,686,419
Casualty and Specialty	1,454,164	121,165	3,125,166	4,700,495
Other	1,404	—	3,166	4,570
Total (1)	$2,699,023	$1,719,448	$3,973,013	$8,391,484

December 31, 2018
Property	$690,718	$1,308,307	$1,087,229	$3,086,254
Casualty and Specialty	771,537	116,877	2,096,979	2,985,393
Other	1,458	—	3,166	4,624
Total	$1,463,713	$1,425,184	$3,187,374	$6,076,271

September 30, 2018
Property	$610,932	$744,391	$774,220	$2,129,543
Casualty and Specialty	773,732	102,631	1,940,244	2,816,607
Other	3,240	—	3,108	6,348
Total	$1,387,904	$847,022	$2,717,572	$4,952,498

June 30, 2018
Property	$631,642	$766,450	$568,642	$1,966,734
Casualty and Specialty	750,149	105,066	1,871,468	2,726,683
Other	4,433	—	4,495	8,928
Total	$1,386,224	$871,516	$2,444,605	$4,702,345

(1)
Included in the Company’s reserves for claims and claim expenses balance at March 31, 2019 is $2.4 billion of gross reserves for claims and claim expenses, at fair value, acquired as a result of the acquisition of the TMR Group Entities.

12

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended June 30, 2019			Three months ended June 30, 2018
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$8,391,484	$2,908,343	$5,483,141	$4,912,727	$1,572,321	$3,340,406
Incurred claims and claim expenses
Current year	525,838	72,698	453,140	283,416	67,020	216,396
Prior years	226,218	225,985	233	(206,471)	(50,242)	(156,229)
Total incurred claims and claim expenses	752,056	298,683	453,373	76,945	16,778	60,167
Paid claims and claim expenses
Current year	46,602	2,419	44,183	16,456	1,604	14,852
Prior years	608,902	338,461	270,441	250,159	132,498	117,661
Total paid claims and claim expenses	655,504	340,880	314,624	266,615	134,102	132,513
Foreign exchange	(3,188)	(996)	(2,192)	(20,712)	(6)	(20,706)
Reserve for claims and claim expenses, end of period	$8,484,848	$2,865,150	$5,619,698	$4,702,345	$1,454,991	$3,247,354

	Six months ended June 30, 2019			Six months ended June 30, 2018
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$6,076,271	$2,372,221	$3,704,050	$5,080,408	$1,586,630	$3,493,778
Incurred claims and claim expenses
Current year	826,399	141,918	684,481	550,434	131,000	419,434
Prior years	263,776	267,849	(4,073)	(247,747)	(60,183)	(187,564)
Total incurred claims and claim expenses	1,090,175	409,767	680,408	302,687	70,817	231,870
Paid claims and claim expenses
Current year	55,941	3,609	52,332	28,032	4,130	23,902
Prior years	1,012,242	441,681	570,561	644,113	198,323	445,790
Total paid claims and claim expenses	1,068,183	445,290	622,893	672,145	202,453	469,692
Amounts acquired (1)	2,388,210	529,435	1,858,775	—	—	—
Foreign exchange	(1,625)	(983)	(642)	(8,605)	(3)	(8,602)
Reserve for claims and claim expenses, end of period	$8,484,848	$2,865,150	$5,619,698	$4,702,345	$1,454,991	$3,247,354

(1)	Represents the fair value of the TMR Group Entities reserves for claims and claim expenses, net of reinsurance recoverables, acquired at March 22, 2019.

13

RenaissanceRe Holdings Ltd.
Fee Income

The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd., Top Layer Reinsurance Ltd. ("Top Layer Re"), Vermeer Reinsurance Ltd. and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. Structured reinsurance products and other include Fibonacci Reinsurance Ltd., as well as certain other vehicles and reinsurance contracts which transfer risk to capital.

	Three months ended					Six months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Management fee income
Joint ventures	$9,519	$9,735	$3,628	$9,265	$7,125	$19,254	$13,494
Managed funds	6,467	3,797	3,051	3,260	2,745	10,264	5,151
Structured reinsurance products and other	9,976	8,245	8,213	8,530	7,958	18,221	16,569
Total management fee income	25,962	21,777	14,892	21,055	17,828	47,739	35,214

Performance fee income (loss)
Joint ventures	5,218	2,538	3,193	853	6,869	7,756	11,047
Managed funds	470	298	(4,430)	2,539	1,175	768	1,953
Structured reinsurance products and other	8,541	4,191	(5,020)	(1,568)	6,802	12,732	10,168
Total performance fee income (loss) (1)	14,229	7,027	(6,257)	1,824	14,846	21,256	23,168

Total fee income	$40,191	$28,804	$8,635	$22,879	$32,674	$68,995	$58,382

(1)
Performance fees are based on the performance of the individual vehicles and/or products, and could be negative in any given quarter when large losses occur, which can result in the reversal of previously accrued performance fees.

14

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$367,854	$273,717	$(83,906)	$32,681	$191,788
Amount allocated to participating common shareholders (1)	(4,393)	(3,121)	(157)	(294)	(2,174)
	$363,461	$270,596	$(84,063)	$32,387	$189,614
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	43,483	42,065	40,111	39,624	39,641
Per common share equivalents of employee stock options and restricted shares	38	26	—	13	13
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	43,521	42,091	40,111	39,637	39,654

Basic income (loss) per RenaissanceRe common share	$8.36	$6.43	$(2.10)	$0.82	$4.78
Diluted income (loss) per RenaissanceRe common share	$8.35	$6.43	$(2.10)	$0.82	$4.78

	Six months ended
(common shares in thousands)	June 30, 2019	June 30, 2018
Numerator:
Net income available to RenaissanceRe common shareholders	$641,571	$248,501
Amount allocated to participating common shareholders (1)	(7,483)	(2,583)
	$634,088	$245,918
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	42,774	39,597
Per common share equivalents of employee stock options and restricted shares	32	25
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	42,806	39,622

Basic income per RenaissanceRe common share	$14.82	$6.21
Diluted income per RenaissanceRe common share	$14.81	$6.21

(1)
Represents earnings attributable to holders of unvested restricted shares issued pursuant to the Company's 2001 Stock Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

15

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance Ltd. (1)	A+	A+	A1	A+
DaVinci Reinsurance Ltd. (1)	A	A+	A3	—
Renaissance Reinsurance of Europe Unlimited Company (1)	A+	A+	—	—
Renaissance Reinsurance U.S. Inc. (1)	A+	A+	—	—
RenaissanceRe Europe AG (1)	A+	A+	—	—
RenaissanceRe Specialty U.S. (1)	A+	A+	—	—
RenaissanceRe (UK) Limited	—	A+	—	—
Top Layer Reinsurance Ltd. (1)	A+	AA	—	—
Vermeer Reinsurance Ltd. (1)	A	—	—	—

RenaissanceRe Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	Very Strong	Very Strong	—	—
Ratings as of July 19, 2019.
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies set forth in the table above reflect the insurer's financial strength rating and, in addition to the insurer’s financial strength rating, the S&P ratings reflect the applicable insurer's long-term issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent Syndicate 1458's financial strength rating.
(3) The A.M. Best rating for RenaissanceRe reflects a very strong Enterprise Risk Management ("ERM") score within A.M. Best’s credit ratings methodology. The S&P rating for RenaissanceRe represents the rating on its ERM practices.

16

RenaissanceRe Holdings Ltd.
Gross Premiums Written

	Three months ended					Six months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Property Segment
Catastrophe	$602,656	$845,213	$108,937	$212,330	$437,720	$1,447,869	$1,028,057
Other property	236,544	187,171	90,981	89,083	114,907	423,715	231,538
Property segment gross premiums written	$839,200	$1,032,384	$199,918	$301,413	$552,627	$1,871,584	$1,259,595

Casualty and Specialty Segment
General casualty (1)	$258,357	$153,334	$75,797	$97,026	$153,648	411,691	280,274
Professional liability (2)	167,206	149,377	119,391	111,536	97,811	316,583	254,924
Financial lines (3)	91,202	127,356	102,167	69,253	88,215	218,558	181,482
Other (4)	120,943	101,844	50,482	46,449	85,042	222,787	160,720
Casualty and Specialty segment gross premiums written	$637,708	$531,911	$347,837	$324,264	$424,716	$1,169,619	$877,400

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

17

RenaissanceRe Holdings Ltd.
Property Segment Supplemental Underwriting Results

	Three months ended June 30, 2019			Three months ended June 30, 2018
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$602,656	$236,544	$839,200	$437,720	$114,907	$552,627
Net premiums written	$319,128	$224,987	$544,115	$191,797	$106,035	$297,832
Net premiums earned	$222,527	$202,486	$425,013	$119,227	$84,911	$204,138
Net claims and claim expenses incurred (recovered)	37,757	109,117	146,874	(112,222)	37,953	(74,269)
Acquisition expenses	35,079	54,632	89,711	16,041	24,809	40,850
Operational expenses	28,837	7,927	36,764	19,922	3,888	23,810
Underwriting income	$120,854	$30,810	$151,664	$195,486	$18,261	$213,747

Net claims and claim expenses incurred - current accident year	$38,175	$97,936	$136,111	$21,964	$46,912	$68,876
Net claims and claim expenses incurred - prior accident years	(418)	11,181	10,763	(134,186)	(8,959)	(143,145)
Net claims and claim expenses incurred - total	$37,757	$109,117	$146,874	$(112,222)	$37,953	$(74,269)

Net claims and claim expense ratio - current accident year	17.2%	48.4%	32.0%	18.4%	55.2%	33.7%
Net claims and claim expense ratio - prior accident years	(0.2)%	5.5%	2.6%	(112.5)%	(10.5)%	(70.1)%
Net claims and claim expense ratio - calendar year	17.0%	53.9%	34.6%	(94.1)%	44.7%	(36.4)%
Underwriting expense ratio	28.7%	30.9%	29.7%	30.1%	33.8%	31.7%
Combined ratio	45.7%	84.8%	64.3%	(64.0)%	78.5%	(4.7)%

	Six months ended June 30, 2019			Six months ended June 30, 2018
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,447,869	$423,715	$1,871,584	$1,028,057	$231,538	$1,259,595
Net premiums written	$763,144	$345,201	$1,108,345	$472,850	$179,059	$651,909
Net premiums earned	$402,764	$312,994	$715,758	$267,050	$162,137	$429,187
Net claims and claim expenses incurred (recovered)	23,763	179,194	202,957	(102,749)	59,087	(43,662)
Acquisition expenses	59,406	84,044	143,450	34,014	47,557	81,571
Operational expenses	52,449	12,859	65,308	42,017	8,339	50,356
Underwriting income	$267,146	$36,897	$304,043	$293,768	$47,154	$340,922

Net claims and claim expenses incurred - current accident year	$41,665	$148,652	$190,317	$43,506	$83,539	$127,045
Net claims and claim expenses incurred - prior accident years	(17,902)	30,542	12,640	(146,255)	(24,452)	(170,707)
Net claims and claim expenses incurred - total	$23,763	$179,194	$202,957	$(102,749)	$59,087	$(43,662)

Net claims and claim expense ratio - current accident year	10.3%	47.5%	26.6%	16.3%	51.5%	29.6%
Net claims and claim expense ratio - prior accident years	(4.4)%	9.8%	1.8%	(54.8)%	(15.1)%	(39.8)%
Net claims and claim expense ratio - calendar year	5.9%	57.3%	28.4%	(38.5)%	36.4%	(10.2)%
Underwriting expense ratio	27.8%	30.9%	29.1%	28.5%	34.5%	30.8%
Combined ratio	33.7%	88.2%	57.5%	(10.0)%	70.9%	20.6%

18

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments attributable to RenaissanceRe common shareholders, transaction and integration expenses associated with the acquisition of the TMR Group Entities and the income tax expense or benefit associated with these exclusions to “net income (loss) available (attributable) to RenaissanceRe common shareholders". The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from: fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives; certain transaction and integration expenses associated with the acquisition of the TMR Group Entities; and the associated income tax expense or benefit of these adjustments. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

RenaissanceRe Holdings Ltd.
Comments on Regulation G

	Three months ended					Six months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$367,854	$273,717	$(83,906)	$32,681	$191,788	$641,571	$248,501
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders (1)	(177,418)	(153,164)	88,987	(16,371)	12,562	(330,582)	81,590
Adjustment for transaction and integration expenses associated with the acquisition of the TMR Group Entities	14,483	25,520	3,296	—	—	40,003	—
Adjustment for income tax expense (benefit) (2)	7,653	8,287	(3,580)	1,536	(58)	15,940	(3,706)
Operating income available to RenaissanceRe common shareholders	$212,572	$154,360	$4,797	$17,846	$204,292	$366,932	$326,385

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$8.35	$6.43	$(2.10)	$0.82	$4.78	$14.81	$6.21
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders (1)	(4.08)	(3.64)	2.22	(0.41)	0.32	(7.72)	2.06
Adjustment for transaction and integration expenses associated with the acquisition of the TMR Group Entities	0.33	0.61	0.08	—	—	0.93	—
Adjustment for income tax expense (benefit) (2)	0.18	0.20	(0.09)	0.04	—	0.37	(0.09)
Operating income available to RenaissanceRe common shareholders per common share - diluted	$4.78	$3.60	$0.11	$0.45	$5.10	$8.39	$8.18

Return on average common equity - annualized	28.9%	23.5%	(7.8)%	3.1%	18.6%	26.4%	12.2%
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders (1)	(13.9)%	(13.2)%	8.2%	(1.5)%	1.2%	(13.6)%	4.0%
Adjustment for transaction and integration expenses associated with the acquisition of the TMR Group Entities	1.1%	2.2%	0.3%	—%	—%	1.6%	—%
Adjustment for income tax expense (benefit) (2)	0.6%	0.8%	(0.3)%	0.1%	—%	0.7%	(0.2)%
Operating return on average common equity - annualized	16.7%	13.3%	0.4%	1.7%	19.8%	15.1%	16.0%

(1)
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders represents: net realized and unrealized gains (losses) on investments as set forth in the Company's consolidated statement of operations less net realized and unrealized gains (losses) attributable to redeemable noncontrolling interests, which is included in net income attributable to redeemable noncontrolling interests in the Company's consolidated statement of operations. Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

(2)
Adjustment for income tax expense (benefit) represents the income tax expense (benefit) associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.

19

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Book value per common share	$119.17	$111.05	$104.13	$105.21	$104.56
Adjustment for goodwill and other intangibles (1) (2)	(6.60)	(6.66)	(6.28)	(6.63)	(6.69)
Tangible book value per common share	112.57	104.39	97.85	98.58	97.87
Adjustment for accumulated dividends	20.00	19.66	19.32	18.99	18.66
Tangible book value per common share plus accumulated dividends	$132.57	$124.05	$117.17	$117.57	$116.53

Quarterly change in book value per common share	7.3%	6.6%	(1.0)%	0.6%	4.3%
Quarterly change in tangible book value per common share plus change in accumulated dividends	8.2%	7.0%	(0.4)%	1.1%	4.9%
Year to date change in book value per common share	14.4%	6.6%	4.4%	5.5%	4.9%
Year to date change in tangible book value per common share plus change in accumulated dividends	15.7%	7.0%	6.4%	6.8%	5.7%

(1)
At June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, goodwill and other intangibles included $26.3 million, $27.0 million, $27.7 million, $28.4 million and $29.1 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

(2)
At June 30, 2019 and March 31, 2019, goodwill and other intangibles included $30.8 million and $31.1 million, respectively, of goodwill and other intangibles recognized by the Company in connection with the acquisition of the TMR Group Entities on March 22, 2019.

20

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “retained fixed maturity and short term investments, at fair value.” “Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. “Retained fixed maturity and short term investments, at fair value” differs from total consolidated fixed maturity and short term investments, at fair value, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of fixed maturity and short term investments, at fair value, attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. The Company's management believes “retained fixed maturity and short term investments, at fair value” is useful to investors and other interested parties because it provides a measure of the portion of the Company's fixed maturity and short term investments, at fair value, that impacts the investment results included in net income (loss) available (attributable) to RenaissanceRe common shareholders. A reconciliation of total consolidated fixed maturity and short term investments, at fair value, to “retained fixed maturity and short term investments, at fair value” is included below:

	At
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018

Fixed maturity investments, at fair value	$10,479,666	$9,473,160	$8,088,870	$7,814,779	$7,420,778
Short term investments, at fair value	4,579,171	4,012,815	2,586,520	2,461,415	2,031,943
Total consolidated fixed maturity and short term investments, at fair value	$15,058,837	$13,485,975	$10,675,390	$10,276,194	$9,452,721
Adjustment for fixed maturity and short term investments attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures	(4,271,219)	(3,673,998)	(3,027,930)	(2,676,150)	(2,396,144)
Retained fixed maturity and short term investments, at fair value	$10,787,618	$9,811,977	$7,647,460	$7,600,044	$7,056,577

21